     As filed with the Securities and Exchange Commission on July 13, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             FOUNDRY NETWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                   77-0431154
(State of Incorporation or Organization)       (IRS Employer Identification No.)

                          680 W. Maude Avenue, Suite 3
                              Sunnyvale, CA  94086
          (Address of Principal Executive Offices, Including Zip Code)

If this form relates to the              If this form relates to the
registration of a class of securities    registration of a class of securities
pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
Exchange Act and is effective            Exchange Act and is effective
pursuant to General Instruction          pursuant to General Instruction
A.(c), check the following box. [_]      A.(d), check the following box. [X]


Securities Act registration statement file number to which this form relates:
                        [333-82577]   (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                  Name of Each Exchange on Which
      to be so Registered                  Each Class is to be Registered
      -------------------                  ------------------------------

              None                                      None


       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.0001
                                (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

           Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on or about July 9, 1999 (SEC File No. 333-82577) (the "Form S-1 Registration Statement").
      -------------------------------

Item 2.    Exhibits
           --------

           The following exhibits are filed as a part of this Registration
Statement:

           1.*     Specimen certificate for Registrant's Common Stock.

           2.** Amended and Restated Certificate of Incorporation of the Registrant.

           3.*** Form of Amended and Restated Certificate of Incorporation of the Registrant to become effective upon completion of the Registrant's initial public offering.

           4.****  Bylaws of the Registrant.

*    Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
     Statement.
** Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration
     Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: July 13, 1999               FOUNDRY NETWORKS, INC.

                                  By: /s/ Timothy D. Heffner
                                     -------------------------------------------
                                     Timothy D. Heffner, Chief Financial Officer


                                      -3-
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                               INDEX TO EXHIBITS



                                                                 Sequentially
Exhibit No.                       Description                    Numbered Page
-----------                       -----------                    -------------

    1.        Specimen certificate for Registrant's Common      Incorporated by
              Stock.                                            reference

    2.        Amended and Restated Certificate of               Incorporated by
              Incorporation of the Registrant.                  reference

    3.        Form of Amended and Restated Certificate of       Incorporated by
              Incorporation of the Registrant to become         reference
              effective upon completion of the Registrant's initial public offering.

    4.        Bylaws of the Registrant.                         Incorporated by
                                                                reference


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